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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported):  MARCH 26, 1997


                     VERSANT OBJECT TECHNOLOGY CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)


                                  CALIFORNIA
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                    (State or Other Jurisdiction of Incorporation)

          0-28540                                  94-3079392
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(Commission File Number)                (IRS Employer Identification No.)


1380 WILLOW ROAD, MENLO PARK, CALIFORNIA              94025
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(Address of Principal Executive Offices)            (Zip Code)

                             (415) 329-7500
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          (Registrant's  Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)
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                     INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

                 On March 26, 1997, Versant Object Technology Corporation, a California corporation ("Registrant" or "Versant"), acquired 100% of the outstanding equity (the "Acquisition") of Versant Object Technology GmbH, a German limited liability company ("Versant Europe). Versant Europe had been Versant's European distributor. The Acquisition was effected pursuant to an Acquisition Agreement, dated as of March 26, 1997 (the "Asset Purchase Agreement"), by and between Versant and ISAR-Vermogensverwaltung, a German limited liability partnership within the meaning of the German Civil Code ("ISAR), which was the sole shareholder of Versant Europe. The Acquisition enables Versant to control its European sales channel.

                 Pursuant to the terms of the Acquisition Agreement, Versant acquired 100% of the outstanding equity of Versant Europe from ISAR and paid ISAR $2,000,000.25 in cash and issued to ISAR 167,545 shares of Versant Common Stock, no par value, in a transaction exempt from registration under the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         The Financial Information required to be filed pursuant to Item 7(a) of Form 8-K was not available at the time of filing this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

(b)      Pro Forma Financial Information.

         The Pro Forma Financial Information required to be filed pursuant to
Item 7(b) of Form 8-K was not available at the time of filing this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

(c)      Exhibits.

         The following exhibits are filed herewith:

2.01 Acquisition Agreement dated as of March 26, 1997 by and between Versant and ISAR.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VERSANT OBJECT TECHNOLOGY
                                       CORPORATION



Date:  April 9, 1997                   By   /s/ Richard I. Kadet
                                            ---------------------------
                                            Richard I. Kadet
                                            Chief Financial Officer





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                               INDEX TO EXHIBITS


    Exhibit
    Number                             Description of Exhibit
   -------                             ----------------------
    2.01                Acquisition Agreement dated as of March 26, 1997 by
                        and between Versant and ISAR.





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